UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 31, 2007


                                  BENIHANA INC.
            --------------------------------------------------------
            (Exact name of registrant as specified in its character)


       DELAWARE                         0-26396                  65-0538630
----------------------              --------------         ---------------------
State or other jurisdiction          (Commission                (IRS Employer
      of incorporation               File Number)            Identification No.)


 8685 Northwest 53rd Terrace, Miami, Florida                        33166
---------------------------------------------                     ----------
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 305-593-0770


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

On January 31, 2007, the Board of Directors of Benihana Inc. (the "Company") approved and the Company entered into an Amended and Restated Rights Agreement (the "Agreement") between the Company and American Stock Transfer & Trust Company ("AmStock"), as rights agent. The Agreement amended and restated that certain Rights Agreement (the "Original Agreement") between the Company and First Union National Bank of North Carolina (which was succeeded in interest by AmStock), dated as of February 6, 1997. The principal purpose of the Agreement was to extend the final expiration date of the rights certificates issued under the Original Agreement from February 2, 2007 to February 2, 2011. The Agreement also implements certain other changes to the Original Agreement, including modifications to the provisions governing "Exempt Persons". This description of the Agreement is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 99.1.

Item 3.03 Material Modification of Rights of Security Holders
          ---------------------------------------------------

See Item 1.01 above, which is incorporated herein by reference. Under the Original Agreement, the Company previously issued preferred share purchase rights (the "Rights") as a dividend on the shares of Common Stock and Class A Common Stock of the Company and has issued Rights along with each share of Common Stock and Class A Common Stock issued since the adoption of the Original Agreement. The Agreement modifies the outstanding Rights as described in Item 1.01.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(d)  Exhibits

     Exhibit                              Description
    ---------  -----------------------------------------------------------------
       99.1 Amended and Restated Rights Agreement, dated as of January 31, 2007, by and between Benihana Inc. and American Stock Transfer & Trust Company



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        BENIHANA INC.


Dated:  February 2, 2007                                By: /s/ Joel A. Schwartz
                                                            --------------------
                                                            Joel A. Schwartz
                                                            President


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


                                  EXHIBIT INDEX


     Exhibit                              Description
    ---------  -----------------------------------------------------------------
       99.1 Amended and Restated Rights Agreement, dated as of January 31, 2007, by and between Benihana Inc. and American Stock Transfer & Trust Company


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